EXHIBIT 23.2
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                        INDEPENDENT AUDITORS' CONSENT
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   We consent to the incorporation by reference in this Registration
   Statement of Franklin Electric Co., Inc. on Form S-8 of our report dated January 28, 2000, appearing in the Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 1, 2000.



   /s/ Deloitte & Touche
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   Deloitte & Touche
   Chicago, Illinois
   April 17, 2000